                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      FNB FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                     OF

                     FNB FINANCIAL SERVICES CORPORATION

                            202 SOUTH MAIN STREET

                      REIDSVILLE, NORTH CAROLINA 27320


TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, the Annual Meeting of Shareholders of FNB FINANCIAL SERVICES CORPORATION will be held at the Holiday Inn, Reidsville, North Carolina on Tuesday, April 9, 1996, at 1:00 p.m., for the following purposes:

                 1. To fix the total number of directors at eleven, and to elect four Class III nominees to the Board of Directors, each to serve a three-year term until the 1999 Annual Meeting of Shareholders.

                 2. To approve Articles of Amendment to the Company's Articles of Incorporation to eliminate preemptive rights.

                 3. To ratify the selection by the Board of Directors of Cherry, Bekaert & Holland as the Company's independent auditors for the 1996 fiscal year.

                 4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

All shareholders are invited to attend the Annual Meeting. Only those shareholders of record as of the close of business on March 1, 1996, are entitled to notice of, and to vote at, the Annual Meeting. It is important that your stock be represented at this meeting so that the presence of a quorum may be assured.

Information about the activities and operation of the Company during the fiscal year ended December 31, 1995 is contained in the Company's Annual Report, which is enclosed.

ALSO ENCLOSED IS A FORM OF PROXY WHICH, IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND RETURN IN THE POSTAGE-PAID ENVELOPE.

The shareholders of the Company who elect to dissent from the adoption of the proposed amendment to the Articles of Incorporation to eliminate preemptive rights will be entitled to exercise appraisal rights under the North Carolina Business Corporation Act. The statutory provisions conferring such dissent and appraisal rights are annexed to the Proxy Statement as Appendix A, and a summary thereof appears in the Proxy Statement under the caption "Amendment to Articles of Incorporation to Eliminate Preemptive Rights--Appraisal Rights of Dissenting Shareholders."

By order of the Board of Directors.




                                              Robert F. Albright
March 8, 1996                                 Senior Vice President

                       FNB FINANCIAL SERVICES CORPORATION
                             202 SOUTH MAIN STREET
                        REIDSVILLE, NORTH CAROLINA 27320

                                PROXY STATEMENT

                              GENERAL INFORMATION

The accompanying proxy is solicited by and on behalf of the Board of Directors of FNB Financial Services Corporation, a North Carolina corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on April 9, 1996, at 1:00 p.m. at the Holiday Inn, Reidsville, North Carolina (the "Annual Meeting"), and at any adjournment thereof. The purposes of the Annual Meeting are:

                 1. To fix the total number of directors at eleven, and to elect four Class III nominees to the Board of Directors, each to serve a three-year term until the 1999 Annual Meeting of Shareholders.

                 2. To approve Articles of Amendment to the Company's Articles of Incorporation to eliminate preemptive rights.

                 3. To ratify the selection by the Board of Directors of Cherry, Bekaert & Holland as the Company's independent auditors for the 1996 fiscal year.

                 4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

The shares represented by all properly executed proxies received by the Company in time to be taken to the Annual Meeting will be voted; and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specifications. IF A SPECIFICATION IS NOT MADE, THE PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS.

Proxies may be revoked at any time before they are exercised by (i) filing a written notice of revocation with the Secretary of the Company, (ii) filing a duly executed proxy bearing a later date, or (iii) personally appearing at the Annual Meeting and electing to vote in person.

The cost of the solicitation of proxies will be borne by the Company. Solicitation of proxies will be made by mail except that, if necessary, proxies may be solicited personally or by telephone by directors, officers and employees of the Company or its subsidiaries, none of whom will receive special compensation for their efforts. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons, and upon request, the Company will reimburse such persons for the reasonable out-of-pocket expenses thereby incurred. This Proxy Statement is first being mailed on or about March 8, 1996.

                         VOTING SECURITIES OUTSTANDING

Only shareholders of record as of the close of business on March 1, 1996, will be entitled to notice of, and to vote at, the Annual Meeting. On such date, the Company had 1,101,486 shares of Common Stock, par value $1.00 per share, issued and outstanding, each of which is entitled to one vote on each matter calling for a vote of the shareholders. There are no other voting securities.

Each shareholder entitled to vote has the right to vote, in person or by proxy, the number of shares standing of record in his name for as many persons as there are directors to be elected.

The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting will constitute a quorum. Since many of the shareholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those shareholders who cannot be present in person and who desire to be so represented.

As of March 1, 1996, there are no individuals or entities known to the Company who beneficially owned more than five percent of the Company's outstanding Common Stock.

                             ELECTION OF DIRECTORS

It is intended that the persons named in the accompanying form of proxy will vote to fix the total number of directors at eleven and for the four nominees listed below for directors, unless the authority to so vote is withheld. All four nominees are presently members of the Board of Directors of the Company and of the Board of Directors of the Company's wholly-owned subsidiary, First National Bank of Reidsville (the "Bank").

The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III. If elected, the nominees will be designated Class III, and will serve until the 1999 Annual Meeting of Shareholders. The directors designated as Class I have been previously elected to serve until the 1997 Annual Meeting of Shareholders, and the directors designated as Class II have been previously elected to serve until the 1998 Annual Meeting of Shareholders.

If shareholders approve fixing the total number of directors at eleven, the Board will have a vacancy of two directors following the meeting. The Board is currently considering possible candidates for those vacancies, and hopes to fill the vacancies prior to the 1997 Annual Meeting. If either or both of the vacancies are filled, the person(s) appointed to serve will stand for re-election at the 1997 Annual Meeting of Shareholders, if nominated by the Board.

If any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote for the election in his stead of such other person as the present Board of Directors may recommend. The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office.

In tallying shareholder votes, abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Under the North Carolina Business Corporation Act, to be elected as a director, a nominee need only receive a plurality of the votes cast, provided a quorum of shareholders is present. Accordingly, abstentions and broker non-votes will not be counted against such nominees.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). For example, brokers will generally have no discretionary authority to vote shares of Common Stock at the Annual Meeting with respect to the proposal to amend the Articles, without receiving voting instructions from beneficial owners, but will have discretionary authority to vote in the election of Directors and the ratification of selection of independent auditors if voting instructions are not received from beneficial owners.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT ELEVEN, AND FOR ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

The following table sets forth certain information concerning each person nominated for election as a director and each person whose term of office as a director will continue after the Annual Meeting.


==========================================================================================================
                                                                                   Common Stock
                                                                                Beneficially Owned
                                                                                as of March 1, 1996
                                                                                -------------------
----------------------------------------------------------------------------------------------------------
  Name, Age, Year First Elected Director, Principal Occupation              Shares             Percent
  Current and Last Five Years                                           Owned (1) (2)        of Class (3)
----------------------------------------------------------------------------------------------------------
                               NOMINEES FOR A THREE-YEAR TERM (CLASS III)
----------------------------------------------------------------------------------------------------------
  P. J.    Lambeth, 68, since 1978, Farmer (4)                              4,077                0.36
----------------------------------------------------------------------------------------------------------
  J. H.    Kinnarney, 42, since 1988, President, Reidsville                 7,533                0.67
           Veterinary Hospital, Inc.
----------------------------------------------------------------------------------------------------------
  E. H.    Trent, Jr., 63, since 1969, Vice Chairman of the Board          23,007                2.05
           of the Company and the Bank; Retired
----------------------------------------------------------------------------------------------------------
  K. C.    Wright, 43, since 1990, President, Wright Construction           2,827                0.25
           Company
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                    CONTINUING DIRECTORS (CLASS I)
----------------------------------------------------------------------------------------------------------
  E. J.    Sewell, 55, since 1995, President and Chief  Executive            1,000               0.09
           Officer of the Company and of the Bank since January
           1995; Senior Vice President, Branch Banking and Trust
           Company, Winston-Salem, N.C., 1984 to 1995
----------------------------------------------------------------------------------------------------------
  C. A.    Britt, 46, since 1985, President, Carolina Apothecary,            5,502(5)            0.49
           Inc. and Belmont Pharmacy, Inc.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                        CONTINUING DIRECTORS (CLASS II)
----------------------------------------------------------------------------------------------------------
  W. B.    Apple, Jr., 65, since 1969, Chairman of the Company and          11,335               1.01
           of the Bank, Retired
----------------------------------------------------------------------------------------------------------
  O. E.    Green, 61, since 1970, President, G.B. Green & Son, Inc.         10,507               0.94
           (providers of ready-mixed concrete)
----------------------------------------------------------------------------------------------------------
  C. G.    Payne, 64, since 1976, Retired                                   24,244               2.16
----------------------------------------------------------------------------------------------------------
  Eleven (11) directors and officers as a group, including those            95,265               8.50
  listed above
==========================================================================================================

(1) The total includes the shares owned by the spouses and children of the listed individuals, including Patricia L. Apple, 100 shares; Susan D. Britt, 150 shares; Georgie L. Green, 619 shares; Heather Green, 100 shares; Jan Kinnarney, 10 shares; Dorothy Lambeth, 1,500 shares, Carolyn M. Payne, 150 shares; and Frances A. Trent, 55 shares. The sole voting power of these shares is vested in these individuals rather than in the nominees or directors.

(2) Each director who is not an officer of the Company (other than W. B. Apple, Jr.) has the right to acquire 1,077 shares of Common Stock under presently exercisable stock options. Mr. W. B. Apple, Jr. has the right to acquire 7,273 shares. All directors and officers as a group have the right to acquire 19,618 shares of Common Stock under presently exercisable stock options. These shares are shown as beneficially owned.

(3) The calculations of the percentage of class beneficially owned by each individual and by the group as a whole are based, in each case, on a number of total outstanding shares equal to the shares currently outstanding plus the number of shares represented by presently exercisable stock options.

(4) Mr. Lambeth will reach the Company's mandatory retirement age of 70 on December 20, 1997, and so he will not be able to serve his full term if re-elected.

(5) Included in the above table are 1,900 shares owned by a corporation of which C.A. Britt is a principal officer and over which he has voting control.

                    ATTENDANCE AT BOARD MEETINGS; COMMITTEES

During fiscal 1995, there were twelve regular meetings and no special meetings of the Board of Directors of the Company. Each of the incumbent directors attended 75% or more of the meetings held by the Company's Board of Directors.

During fiscal 1995, there were twelve regular meetings and three special meetings of the Board of Directors of the Bank. Each of the incumbent directors attended 75% or more of the aggregate of the total number of Bank Board meetings and the total number of meetings held by all committees of the Bank's Board of Directors on which he or she served.

The Board of Directors of the Bank has an Audit Committee, a Compensation Committee and a Trust Committee, but does not have a standing Nominating Committee.

The Audit Committee of the Bank's Board of Directors met five times during the 1995 fiscal year. This Committee reviews the reports and oversees the actions of the Internal Audit Department of the Bank. The Committee also reviews recommendations from the independent auditor. Committee members are O.E. Green, C.G. Payne, E.H. Trent, Jr. and P.J. Lambeth.

The Trust Audit Committee of the Bank's Board of Directors met once during fiscal 1995. This Committee reviews the Trust Department's reports and recommendations and is responsible for suitable audits of that department. Committee members are O.E. Green, C.G. Payne and E.H. Trent, Jr.

The Compensation Committee of the Bank's Board of Directors met six times during the 1995 fiscal year. This Committee reviews and recommends executive salary and benefit programs. Committee members are C.A. Britt, K.C. Wright and P.J. Lambeth.

                             DIRECTOR COMPENSATION

Directors were paid $300 for each regularly scheduled or special meeting attended of the Board of Directors of the Bank, except for the Chairman of the Board, who received $350 per regularly scheduled or special meeting. Additionally, each director who is not an employee of the Bank received an annual retainer of $3,000 during 1995. Directors are also paid $150 for each committee meeting of the Board of Directors of the Bank attended, excluding those directors who are employees. Payment is not made for meetings of the Board of Directors or a Board Committee not attended. The directors do not receive any additional compensation for attending meetings of the Board of Directors of the Company.

All of the Company's Directors are eligible to participate in the Company's Directors' Deferred Compensation Plan, which has been adopted to provide additional financial incentives and retirement security for the Company's Directors, and to allow for deferral of Director's fees. Under the Plan, each Director may elect in advance to defer up to 100% of his or her director's fees for investment in a Guaranteed Interest Account (the return on which is tied to the rates on certificates of deposit), or an FNB Financial Services Corporation Stock Account (the return on which is tied to the stock price of the Company).

                               EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

Ernest J. Sewell, Age 55, is President, Chief Executive Officer and a Director of the Company and the Bank. He assumed his current position in January, 1995 after having served as Senior Vice President of a large regional bank, with 26 years of previous banking experience.

Robert F. Albright, Age 59, is Senior Vice President and Secretary of the Company and the Bank, and Treasurer of the Company. He joined the Bank in 1980 as Vice President with 23 years of prior banking experience, and was elected Senior Vice President and Secretary in 1985.

Richard L. Powell, Age 44, is Senior Vice President of the Company and the Bank, and Assistant Secretary of the Company. He joined the Bank in 1986 as Assistant Vice President and was promoted to Vice President in 1988 and to Senior Vice President in 1993.

                             EXECUTIVE COMPENSATION

The following table sets forth for 1993, 1994 and 1995 the cash and other compensation paid to, received or deferred by the persons who served as Chief Executive Officer of the Company during the year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                        Long Term Compensation
===============================================================================================================
                                          Annual Compensation               Awards
---------------------------------------------------------------------------------------------------------------
            (a)                (b)          (c)         (d)           (f)            (g)             (i)
---------------------------------------------------------------------------------------------------------------
  Name and Principal       Year Ended     Salary     Bonus ($)     Restricted     Securities      All Other
  Position                    12/31        ($)                       Stock        Underlying     Compensation
                                                                    Award(s)      Options (#)        ($)
                                                                      ($)
---------------------------------------------------------------------------------------------------------------
  W.B. Apple, Jr.,            1995       $  1,000    $  -0-           -0-            -0-           $12,448(3)
  Chairman; Former            1994         22,731       -0-           -0-            -0-            37,542(3)
  President and Chief         1993         89,374      7,875          -0-            -0-            12,451
  Executive Officer (1)
---------------------------------------------------------------------------------------------------------------
  Ernest J. Sewell,           1995        102,476    $40,080(4)    $16,500(5)       8,500          $   554(6)
  President and Chief         1994          -0-          -0-          -0-            -0-                -0-
  Executive Officer (2)       1993          -0-          -0-          -0-            -0-                -0-
===============================================================================================================

(1) Mr. W. B. Apple, Jr. is Chairman of the Board of Directors. He served as President and Chief Executive Officer of the Company and the Bank, from August 15, 1994 until January 26, 1995.

(2) Mr. Ernest J. Sewell became President and Chief Executive Officer of the Company and the Bank, after the resignation of Mr. Apple from those positions on January 26, 1995.

(3) Represents amount contributed by the Company to a Benefit Equivalency (supplemental executive retirement) Plan.

(4) Represents compensation earned by Mr. Sewell under the Company's Annual Incentive Plan for the measurement period of January 1, 1995 through December 31, 1995. This amount was paid to Mr. Sewell in January, 1996.

(5) Represents 1,000 shares of the Company's Common Stock awarded and issued pursuant to a Restricted Stock Bonus Award Agreement and the Company's Stock Compensation Plan. Under the Agreement, Mr. Sewell is entitled to receive the dividends on all 1,000 shares; however, up to 500 of those shares are subject to forfeiture if the Company terminates Mr. Sewell's employment for cause on or before January 26, 1998.

(6) Represents the taxable portion of benefits to Mr. Sewell under the Company's split-dollar insurance plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning options to purchase Common Stock guaranteed to Mr. Sewell during the year ended December 31, 1995. No such options were granted to Mr. Apple during the year ended December 31, 1995.

==============================================================================================================
                                                  Individual Grants
--------------------------------------------------------------------------------------------------------------
          (a)                   (b)                     (c)                     (d)                (e)
--------------------------------------------------------------------------------------------------------------
         Name           Number of Securities   % of Total Options/SARs      Exercise or      Expiration Date
                        Underlying Options/    Granted to Employees in       Base Price
                          SARs Granted (#)           Fiscal Year               ($/Sh)
--------------------------------------------------------------------------------------------------------------
  Ernest J. Sewell             8,500                     42%                   $16.00          May 10, 2005
==============================================================================================================


                    AGGREGATED OPTION EXERCISES IN 1995 AND
                        DECEMBER 31, 1995 OPTION VALUES

The following table sets forth certain information concerning options to purchase Common Stock held by Messrs. Apple and Sewell during the year ended December 31, 1995, the aggregate value of gains on the date of exercise (the "Value Realized"), and the value of unexercised options as of December 31, 1995.

==================================================================================================================
          (a)                 (b)                (c)                   (d)                      (e)
------------------------------------------------------------------------------------------------------------------
         Name           Shares Acquired                       Number of Securities     Value of Unexercised
         ----           on Exercise (#)        Value               Underlying           In-the-Money Options
                        ---------------     Realized ($)           Unexercised                  at
                                            ------------        Options at FY-End            FY-End (1)
                                                                -----------------            ----------
------------------------------------------------------------------------------------------------------------------
                                                                  (Exercisable/            (Exercisable/
                                                                 Unexercisable)            Unexercisable)
------------------------------------------------------------------------------------------------------------------
  W.B. Apple, Jr.             -0-                -0-               7,273/1,258             $34,752/$6,919
------------------------------------------------------------------------------------------------------------------
  Ernest J. Sewell            -0-                -0-                -0-/8,500               -0-/$38,250
==================================================================================================================

(1) Calculated using published NASDAQ quotations for the Company's Common Stock for close of business on December 31, 1995 ($20.50 per share) and the actual exercise price of the options.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

The following table sets forth certain information concerning certain rights awarded to Mr. Sewell during the year ended December 31, 1995, under long term incentive plans of the Company. No such rights were awarded to Mr. Apple during the year ended December 31, 1995.

==================================================================================================================
                                                           Estimated Future Payouts under Non-Stock Price-
                                                                             Based Plans
------------------------------------------------------------------------------------------------------------------
        (a)               (b)                (c)               (d)               (e)                (f)
------------------------------------------------------------------------------------------------------------------
        Name           Number of       Performance or       Threshold      Target ($ or #)       Maximum
                     Shares, Units      Other Period         ($ or #)                            ($ or #)
                    or Other Rights         Until
                          (#)           maturation or
                                           Payout
------------------------------------------------------------------------------------------------------------------
  E.J. Sewell             N/A         Jan. 1, 1995          $38,925(1)         $194,625          $291,950
                                      through
                                      Dec. 31, 1999
==================================================================================================================


(1) Award figures are estimated on Mr. Sewell's average base salary assuming 5% annual increases in each of 1997, 1998 and 1999.

As reflected in the foregoing table, Mr. Sewell is eligible for awards from the Company's Long Term Incentive Plan, as part of a group of awards effective January 1, 1995. Awards are based on the achievement of certain threshold, target and maximum performance goals during the measurement period, based on (i) the increase in the price per share of the Company's Common Stock (40% of formula) and (ii) the increase in the annual earnings per share of the Company (40% of formula), and (iii) growth in average earning assets of the Company (20% of formula).

                     EMPLOYMENT CONTRACTS AND TERMINATION,
                  SEVERANCE AND CHANGE-OF-CONTROL ARRANGEMENTS

In May, 1995, Ernest J. Sewell, President and Chief Executive Officer of the Company and the Bank, entered into an Employment Agreement with the Company and the Bank, jointly. The Agreement has a rolling three-year term, meaning that it is automatically renewed each month for a three-year period, unless either party terminates the Agreement in accordance with its terms. The Agreement provides for an initial annual base salary of $110,000 (increased to $125,000 as of January 1, 1996), plus a number of benefits, including participation in various compensation plans offered to the Company's employees and senior management. These plans include Long-Term and Annual Incentive Plans, and a Benefit Equivalency (supplemental executive retirement) Plan. Mr. Sewell is also a participant in the Company's Directors Deferred Compensation Plan.
Under the Employment Agreement, if there is a change-of-control of the Company, Mr. Sewell may, under certain circumstances, terminate his employment with the Company, and thereafter continue to receive, his base salary for a period of two years and eleven months, in addition to any other benefits.

The Board of Directors has adopted a Long Term Incentive Plan to encourage eligible senior management employees to make long term decisions that increase the Company's shareholder value, and enhance the Company's ability to retain such employees. Under the Plan, certain senior management employees who have policy-making roles, or the ability to affect policy, are awarded incentive compensation if the Company reaches specified goals, such as a minimum increase in share values, over a specified period, generally five years. In the event of a change-of-control of the Company, benefits under the Long Term Incentive Plan may vest early.

In addition to the Long Term Incentive Plan, the Board of Directors has adopted an Annual Management Incentive Plan, pursuant to which certain of the Company's officers are awarded incentive compensation if the Company meets specified goals, such as a minimum net income, over a specified period, generally one calendar year. If the Company does not meet the specified goals, discretionary awards may be made to certain individual officers if they meet planned individual goals during the specified period, as recommended by the Chief Executive Officer of the Company.

Certain highly compensated employees of the Company, including Mr. Sewell, are eligible for the Company's Benefit Equivalency Plan, which is a supplemental executive retirement plan, intended to "make whole" those employees whose compensation under the Company's Employees Pension Plan is limited by applicable governmental restrictions due to their compensation level. The Plan includes certain early retirement benefits.

In 1995, the Company awarded incentive stock options to the Company's officers of Vice President rank and above, pursuant to the Company's Stock Compensation Plan. The purpose of the Stock Compensation Plan is to allow certain officers, employees and directors of the Company and its subsidiaries to have an opportunity to acquire or increase their ownership interest in the Company, as an additional incentive to attract and retain employees and directors, and to encourage them to promote the Company's business. The stock options awarded to the Company's officers in fiscal 1995 grant such officers the right to acquire up to a specified number of the Company's shares at certain times in the future at a fixed price, and thereby reward the recipients for their contribution to increases in the price of the Company's shares. Also in 1995, the Board of Directors awarded non-qualified stock options to the Company's Directors.

The Board of Directors has adopted a severance policy for the senior officers of the Company and the Bank. Under this policy, any officer (other than an officer covered by a currently effective severance agreement) who has attained the office of Senior Vice President or above and has been employed for five years or more is entitled to receive salary continuation payments if his employment by the Company or the Bank is terminated "without cause." Any officer covered by the policy would also be entitled to payments in the event of a "change in control" of the Company or Bank and the officer is not offered a position with the Company, the Bank or the successor of either at the officer's current salary that does not require the officer to maintain an office more than 25 miles from his or her office before the change in control. These payments would be made in the same installments and amounts as the officer's salary immediately prior of the time of termination and would continue for a period of time dependent on the officer's length of employment. Any officer employed for less than ten years would receive payments for one year, any officer employed for more than ten years but less than 15 years would receive payments for 18 months, and any officer employed for more than 15 years would receive payments for two years. Payments to any officer would immediately cease if the officer became an officer, director, employee, consultant, or more than one percent owner of any bank or savings and loan institution within 50 miles of the Company's home office and in connection with such position is responsible for soliciting or servicing depositors, borrowers or other customers. No amounts have ever been paid under this policy.

                     INDEBTEDNESS OF OFFICERS AND DIRECTORS

Certain of the directors and executive officers of the Company are customers of and borrowers from the Bank in the ordinary course of business. From January 1, 1995 to February 28, 1996, loans outstanding to directors and executive officers of the Company, and their associates as a group, amounted to a maximum of approximately $4,009,570, or 21.1% of the equity capital of the Bank. The peak indebtedness occurred in January, 1996. Total individual and corporate obligations, direct and indirect, for any one director did not exceed 10% of the equity capital of the Bank at any time from January 1, 1995 to February 28, 1996. All outstanding loans and commitments included in such transactions are made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers. In the opinion of management, these loans do not involve more than normal risk of collectability, or contain other unfavorable features.

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers and principal shareholders of the Company, and their associates, on the same terms including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the year ended December 31, 1995, its executive officers and directors complied with all applicable Section 16(a) filing requirements.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                         TO ELIMINATE PREEMPTIVE RIGHTS

At the Annual Meeting, the shareholders of the Company will be asked to approve a proposed amendment to Paragraph 6 of the Articles of Incorporation of the Company to eliminate preemptive rights with respect to the Company's stock and other securities. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Shareholders who do not vote "FOR" this proposal and who take other prescribed actions will be entitled to exercise appraisal rights as discussed under the caption "Appraisal Rights of Dissenting Shareholders" below.

EXISTING PREEMPTIVE RIGHTS AND PROPOSED AMENDMENT

Paragraph 6 of the Company's Article of Incorporation, as amended (the "Articles") now provides that the Company's shareholders have preemptive rights to acquire additional or treasury shares of the Company. This preemptive rights provision affords the shareholders (except under certain circumstances enumerated by North Carolina law) the opportunity to purchase shares of the Company on a proportional basis upon terms not less favorable than the terms upon which such shares would otherwise be sold to others if the Company offers additional shares.

Under North Carolina law, there is no preemptive right with respect to shares issued as compensation to directors, officers, agents, or employees of a corporation, its subsidiaries, or affiliates, or shares issued to satisfy conversion or option rights created to provide compensation to such persons. Moreover, there is no preemptive right with respect to shares issued for considerations, other than money, deemed by a corporation's board of directors in good faith to be advantageous to the corporation's business. Furthermore, holders of a share of any class have no preemptive rights with respect to shares of any other class. Holders of a share of a class will, however, have preemptive rights with respect to a security convertible into or carrying a right to subscribe for or acquire shares of that class.

The Board of Directors has determined that amending Paragraph 6 of the Company's Articles to eliminate preemptive rights in all circumstances is in the best interests of the Company and recommends that the shareholders vote in favor of the amendment. The texts of the existing provision and the proposed amendment are set forth below.

PRESENT PARAGRAPH 6

Paragraph 6 of the Company's Articles presently provides as follows:

                 "6. The shareholders of the corporation shall have preemptive rights to acquire additional or treasury shares of the corporation."

PROPOSED PARAGRAPH 6

The proposed amended Paragraph 6 of the Company's Articles would state as follows:

                 "6. No holder of any stock or other securities of the corporation shall be entitled to any preemptive right to purchase any stock or other securities of the corporation."

REASONS FOR AND EFFECTS OF THE AMENDMENT

The Company's original Articles filed with the North Carolina Secretary of State on August 19, 1983 denied preemptive rights to the Company's shareholders. Preemptive rights were restored, however, in an amendment to the Articles filed on April 13, 1984, prior to the January 1, 1985 reorganization in which the Company acquired the outstanding stock of the Bank. Accordingly, the existing preemptive rights provision has been in effect since the establishment of the Company as a one-bank holding company for the Bank in 1985. At that time, the Company was significantly smaller, had fewer shareholders, and the Company's stock (and before its formation, the stock of the Bank) was only sporadically traded in the local Reidsville community. As a result, the shareholders' ability to purchase shares of Common Stock on the market or otherwise was limited. The preemptive rights provision of the Articles therefore was considered advantageous at the time of the Company's formation because it was viewed as providing the shareholders an opportunity to maintain their proportionate interests in the voting power and equity ownership of the Company, which they could not readily accomplish through market purchases of Common Stock.

Today, the Company is considerably different than it was in 1985. First, the Company's Common Stock is traded in the over-the-counter securities market and is quoted on the National Association of Securities Dealers-National Market System (NASDAQ). Second, the Company now has substantially more shareholders, and no individual holder owns over 4.0% of the Company's Common Stock. Accordingly, the Board of Directors believes that shareholders now have an adequate opportunity to maintain or increase their proportionate interests in the voting power and equity ownership of the Company, if they should so choose, through market purchases of Common Stock on NASDAQ, especially in light of the small percentage of interest which even the largest holder of Common Stock now controls. Moreover, as described more fully herein, the Board of Directors has approved a Dividend Reinvestment and Common Stock Purchase Plan for the Company, subject to the approval of the proposed amendment to eliminate preemptive rights, that will provide the shareholders an additional mechanism by which they will have an opportunity to increase their ownership of the Common Stock.

The existing preemptive rights provision of the Articles does not, in the judgment of the Board of Directors, continue to serve the best interests of the Company's shareholders. Preemptive rights procedures are administratively burdensome and would involve delay and expense to the Company in effecting any offering of new shares of stock, or any rights or options to purchase such stock or debt instruments or other securities convertible into such stock. Therefore, the preemptive rights procedures may limit the Company's ability to pursue expeditiously certain financial opportunities that may become available from time to time. Specifically, it may be in the Company's future best interests to raise additional capital to support the continued growth and expansion of its business. If the Amendment is adopted, the Company should be in a better position to more effectively issue Common Stock, other equity securities, or convertible debt instruments, as the Board of Directors deems advisable in response to changing conditions in the capital and financial markets. Moreover, the Board of Directors believes that the preemptive rights provision of Paragraph 6 of the Articles no longer serves its original fundamental purpose of allowing shareholders to maintain their relative ownership interest in the Company, because shareholders may now accomplish this end by means other than preemptive rights, such as market purchases of the Company's securities.

As noted, the Board of Directors has determined that it would be in the best interests of the Company and its shareholders to offer the shareholders a Dividend Reinvestment and Common Stock Purchase Plan. Such a Plan, however, cannot be fully implemented if the preemptive rights provision in the Articles is retained, since the shareholders would have a preemptive right to purchase their proportionate share of the Common Stock that would be offered by the Company under such a Plan. Moreover, it would be administratively burdensome on the Company to first make a preemptive rights offering to its shareholders and then use any shares not subscribed for in such offering as part of the Dividend Reinvestment and Common Stock Purchase Plan.

The Company has no present intention or plan to offer Common Stock in a transaction that would be subject to preemptive rights, either in a public offering or a private placement, other than in connection with the proposed Dividend Reinvestment and Common Stock Purchase Plan. Under such proposed Plan, the shareholders of the Company would be provided an opportunity to invest cash dividends and optional cash payments from $100 to $500 per quarter in shares of the Company's Common Stock. Under such Plan, if implemented, 300,000 authorized but unissued shares of Common Stock would be offered for purchase under the Plan.

Although the Board of Directors believes that the elimination of preemptive rights will not substantially deter the shareholders' ability to maintain their proportionate ownership interests in the Company, shareholders should be aware that after such elimination there can be no assurance that they will, in fact, have the ability to maintain a proportionate interest in the voting power or equity ownership of the Company through market purchases of the Company's securities or otherwise. In addition, there can be no assurance in the absence of preemptive rights that shareholders will have the opportunity to purchase a proportionate amount, or even any, of an offering of Company securities on identical terms and conditions as may be offered to others.

APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS

Under the provisions of Chapter 55, Article 13 of the General Statutes of North Carolina, any shareholder of the Company who (i) gives to the Company written notice of his or her intent to demand payment for his or her shares if the proposed amendment to the Articles to eliminate preemptive rights is effectuated, which notice is actually received by the Company before the vote is taken at the Annual Meeting and (ii) does not vote his or her shares at the Annual Meeting "FOR" the proposal to approve the amendment to the Articles, shall be entitled, if the proposed amendment is approved and the amendment is effectuated, to receive payment of the fair value of his or her shares upon compliance with the procedural requirements of that article. For these purposes, "fair value" means the value of the shares immediately before the effectuation of the proposed amendment, excluding any appreciation or depreciation in anticipation of the proposed amendment unless exclusion would be inequitable.

Specifically, N.C.G.S. Section 55-13-22 provides that if proposed corporate action creating dissenters' rights is authorized at a shareholders' meeting, a corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements set forth above. The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must supply a form for demanding payment, state where the payment demand must be sent and where and when certificates for certificated shares must be deposited, and set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the dissenters' notice is mailed. Under N.C.G.S. Section 55-13-23, a shareholder sent a dissenters' notice must demand payment and deposit his or her share certificates in accordance with the terms of the notice. A shareholder who demands payment and deposits his or her share certificates in accordance with the terms of the notice retains all other rights of a shareholder until such rights are canceled or modified by the taking of the proposed corporate action. A shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares.

As soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall offer to pay each dissenting shareholder who complied with the requirements of N.C.G.S. Section 55-13-23 the amount the corporation estimates to be the fair value of his or her shares, plus interest accrued to the date of payment, and shall pay this amount to each dissenting shareholder who agrees in writing to accept it in full satisfaction of his or her demand. However, pursuant to N.C.G.S. Section 55-13-28, a dissenting shareholder may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of such estimate, or reject the corporation's offer and demand payment of the fair value of his or her shares and interest due, if:

                 (i) the dissenting shareholder believes that the amount offered by the corporation is less than the fair value of his or her shares or that the interest due is incorrectly calculated;

                 (ii) the corporation fails to make payment to a dissenting shareholder who accepts the corporation's offer within 30 days after the dissenting shareholder's acceptance; or

                 (iii) the corporation, having failed to take the proposed action, does not return the deposited certificates within 60 days after the date set for demanding payment.

A dissenting shareholder waives his or her right to demand payment unless he notifies the corporation of his or her demand in writing under subparagraph (i) above within 30 days after the corporation offered payment for his or her shares or under subparagraphs (ii) or (iii) above within 30 days after the corporation has failed to perform its required actions in a timely fashion. A dissenting shareholder who fails to notify the corporation of his or her demand under subparagraph (i) above within such 30-day period shall be deemed to have withdrawn his or her dissent and demand for payment.

If a demand for payment remains unsettled, the dissenting shareholder may commence a proceeding within 60 days after the date of his or her payment demand and petition the court to determine the fair value of the shares and accrued interest. Upon service upon it of the petition filed with the court, the corporation shall pay to the dissenting shareholder the amount previously offered by the corporation. If the dissenting shareholder does not commence the proceeding within the 60-day period, the dissenting shareholder shall have an additional 30 days to either (i) accept in writing the amount offered by the corporation, upon which acceptance the corporation shall pay such amount to the dissenting shareholder in full satisfaction of his or her demand, or (ii) withdraw his or her demand for payment and resume the status of a nondissenting shareholder. A dissenting shareholder who takes no action within such 30-day period shall be deemed to have withdrawn his or her dissent and demand for payment.

A failure to vote "AGAINST" approval of the proposed amendment to the Articles will not constitute a waiver of a shareholder's appraisal rights, provided that notice in writing of the shareholder's intent to demand payment for his or her shares if the proposed amendment to the Articles is effectuated is given to the Company, which notice is actually received by the Company before the vote is taken at the Annual Meeting. Voting "AGAINST" approval of the proposed amendment to the Articles will not entitle a shareholder to receive cash for his or her shares unless such shareholder complies with all of the procedural requirements discussed above. Any holder of Common Stock who returns a signed proxy but who fails to provide voting instructions with respect to the proposal to approve the proposed amendment to the Articles will be deemed to have voted "FOR" the proposed amendment to the Articles and will not be entitled to assert dissenters' rights of appraisal.

The foregoing is only a summary of the rights of dissenting shareholders under North Carolina law. Any shareholder intending to dissent from the proposed amendment to the Articles should consult carefully the text of the applicable statutes attached hereto as Appendix A and also should consult with an attorney as to such shareholder's rights and obligations with respect thereto.

VOTE REQUIRED AND RECOMMENDATION

The proposed amendment to the Articles to eliminate preemptive rights will be approved by the shareholders at the Annual Meeting if it is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock. Shares may be voted "FOR" or "AGAINST" this proposal, or an abstention may be specified on the proxy. In tallying shareholder votes, abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Since the approval of this proposal requires the approval of a majority of the outstanding shares of the Company's Common Stock, abstentions and broker non-votes will have the effect of a negative vote. For an explanation of broker non-votes, see the discussion above regarding the votes required for election of directors.

If approved at the Annual Meeting, the proposed amendment to the Articles will become effective upon the filing of Articles of Amendment to the Articles of Incorporation of the Company with the Secretary of State of the State of North Carolina. Notwithstanding any such approval of the proposed amendment to the Articles by the shareholders at the Annual Meeting, the Board of Directors has reserved the right, in its discretion, to not consummate the proposed amendment to the Articles if shareholders dissent from the transaction and exercise their rights of appraisal with respect to more than an aggregate 5% of the Company's outstanding Common Stock.

THE BOARD OF DIRECTORS BELIEVES THE ELIMINATION OF PREEMPTIVE RIGHTS WILL BE IN THE BEST INTERESTS OF THE COMPANY AND THE SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" THIS PROPOSAL. Any properly-executed proxy received by the Secretary will be voted "FOR" this proposal unless otherwise indicated on the proxy.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

Cherry, Bekaert & Holland was the Company's independent auditor for the year ended December 31, 1995 and has been selected as the Company's independent auditor for the year ending December 31, 1996. Such selection is being submitted to the Company's shareholders for ratification. Representatives of Cherry, Bekaert & Holland are expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from shareholders. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL. Any properly-executed proxy received by the Secretary will be voted "FOR" this proposal unless otherwise indicated on the proxy.

                  DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS

It is presently anticipated that the 1997 Annual Meeting of Shareholders will be held in April of 1997. In order for shareholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office no later than November 8, 1996, and meet all other applicable requirements for inclusion therein.

                                 OTHER MATTERS

Management is not aware of any other matters to be brought before the Annual Meeting. However, if other matters do come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote said proxy in accordance with their judgment on such matters.

                                 MISCELLANEOUS

The Annual Report of the Company for the year ended December 31, 1995, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

THE FORM 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST DIRECTED TO: FNB FINANCIAL SERVICES CORPORATION, POST OFFICE BOX 2037, REIDSVILLE, NORTH CAROLINA 27320-2037, ATTENTION: ROBERT F. ALBRIGHT.

                                        By order of the Board of Directors.



                                        W. B. Apple, Jr.
                                        Chairman of the Board

March 8, 1996

                                   Appendix A

                        Text of Chapter 55, Article 13,
                       General Statutes of North Carolina

                                   APPENDIX A

                         ARTICLE 13. DISSENTERS' RIGHTS

PART 1.  RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES.


Section  55-13-01.  DEFINITIONS.

In this Article:
         (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
         (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.
         (3) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
         (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S. 24-1.
         (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
         (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
         (7) "Shareholder" means the record shareholder or the beneficial shareholder.

Section  55-13-02.  RIGHT TO DISSENT.

         (a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:
         (1) Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger under G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-11-03(g) or
                 (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;
         (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;
         (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S. 55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;
         (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) alters or abolishes a preferential right of the shares; (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;
                 (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization;
         (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

         (b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section  55-13-03.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

         (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

         (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
                 (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
                 (2) He does so with respect to all shares of which he is the beneficial shareholder.

PART 2.  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.

Section  55-13-20.  NOTICE OF DISSENTERS' RIGHTS.

         (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this Article and be accompanied by a copy of this Article.

         (b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S. 55-13-22.

         (c) If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action.

Section  55-13-21.  NOTICE OF INTENT TO DEMAND PAYMENT.

         (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

                 (1) Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
                 (2) Must not vote his shares in favor of the proposed action.

         (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article.

Section  55-13-22.  DISSENTERS' NOTICE.

         (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is authorized at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

         (b) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must:

                 (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
                 (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
                 (3)      Supply a form for demanding payment;
                 (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection
                          (a) notice is mailed; and
                 (5)      Be accompanied by a copy of this Article.

Section  55-13-23.  DUTY TO DEMAND PAYMENT.

         (a) A shareholder sent a dissenters' notice described in G.S. 55-13-22 must demand payment and deposit his share certificates in accordance with the terms of the notice.

         (b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

         (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article.

Section  55-13-24.  SHARE RESTRICTIONS.

         (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

         (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

Section  55-13-25.  OFFER OF PAYMENT.

         (a) As soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment, and shall pay this amount to each dissenter who agrees in writing to accept it in full satisfaction of his demand.

         (b)     The offer of payment must be accompanied by:

                 (1) The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of offer of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;
                 (2) A statement of the corporation's estimate of the fair value of the shares;
                 (3)      An explanation of how the interest was calculated;
                 (4) A statement of the dissenter's right to demand payment under G.S. 55-13-28; and
                 (5)      A copy of this Article.

Section  55-13-26.  FAILURE TO TAKE ACTION.

         (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure.

Section 55-13-28. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH CORPORATION'S OFFER OR FAILURE TO PERFORM.

         (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate or reject the corporation's offer under G.S. 55-13-25 and demand payment of the fair value of his shares and interest due, if:

                 (1) The dissenter believes that the amount offered under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;
                 (2) The corporation fails to make payment to a dissenter who accepts the corporation's offer under G.S. 55-13-25 within 30 days after the dissenter's acceptance; or
                 (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

         (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision (a)(1) within 30 days after the corporation offered payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment.

PART 3.  JUDICIAL APPRAISAL OF SHARES.

Section  55-13-30.  COURT ACTION.

         (a) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the date of his payment demand under G.S. 55-13-28 and petition the court to determine the fair value of the shares and accrued interest. Upon service upon it of the petition filed with the court, the corporation shall pay to the dissenter the amount offered by the corporation under G.S. 55-13-25.

         (a1) If the dissenter does not commence the proceeding within the 60-day period, the dissenter shall have an additional 30 days to either (i) accept in writing the amount offered by the corporation under G.S. 55-13-25, upon which the corporation shall pay such amount to the dissenter in full satisfaction of his demand, or (ii) withdraw his demand for payment and resume the status of a nondissenting shareholder. A dissenter who takes no action within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment.

         (b)     Reserved for future codification purposes.

         (c) The court shall have the discretion to make all dissenters (whether or not residents of the State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. However, in a proceeding by a dissenter in a public corporation, there is no right to a trial by jury.

         (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation.

Section  55-13-31.  COURT COSTS AND COUNSEL FEES.

         (a) The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

         (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                 (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or
                 (2) Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

         (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for these services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

                                                                      APPENDIX B

PROXY
Please sign on reverse side and return in the enclosed postage-paid envelope


              FNB FINANCIAL SERVICES CORPORATION REVOCABLE PROXY
                            202 South Main Street
                      Reidsville, North Carolina  27320

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 9, 1996
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of FNB Financial Services Corporation, a North Carolina corporation, hereby constitutes and appoints C.A. Britt, O.E. Green, and C.G. Payne, attorneys and proxies, with full power of substitution, for and on behalf of the undersigned to act and vote at the Annual Meeting of Shareholders to be held at the Holiday Inn, Reidsville, North Carolina, on Tuesday, April 9, 1996, at 1:00 p.m., and any adjournment or adjournments thereof, as follows:

1.        Proposal to fix the total number of directors at eleven:

             FOR __________        AGAINST __________     ABSTAIN __________

2.        Proposal for election of Directors:

             WITH __________       WITHOUT __________ (mark one) authority to
                                                      vote for the four
                                                      nominees listed below:

                   P. J. LAMBETH           J. H. KINNARNEY
                   E. H. TRENT, JR.        K. C. WRIGHT

to withhold authority to vote for any nominee or nominees, write the nominee's name in the space provided below:


                 ______________________________________________________


3. Proposal to approve Articles of Amendment to the Company's Articles of Incorporation to eliminate preemptive rights:

             FOR __________        AGAINST __________     ABSTAIN __________

4. Proposal to ratify the selection by the Board of Directors of Cherry, Bekaert & Holland as the Corporation's independent auditor for the year ending December 31, 1996:

             FOR __________        AGAINST __________     ABSTAIN __________

5. In acting upon any other business which may properly be brought before said meeting or any adjournment thereof;

according to the number of votes and as fully as the undersigned would be entitled to act and vote if personally present, hereby ratifying and confirming all that said attorneys and proxies or any of them lawfully do or cause to be done by virtue hereof. A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment thereof, of if only one such attorney and proxy be present and acting, then that one, shall have and may exercise all powers hereby conferred.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

    Dated: ______________           ________________________
                                    SIGNATURE OF SHAREHOLDER



                                    _________________________
                                    SIGNATURED OF SHAREHOLDER


                                    When signing as Attorney-in-Fact,
                                    Executor, Administrator, Trustee or
                                    Guardian, please give full title.
                                    If more than one Trustee, all should
                                    sign.  All joint owners must sign. If
                                    a corporation, please sign in full
                                    corporate name by any authorized
                                    officer.